Exhibit 99.1

Annual Meeting of Shareholders May 7, 2013

Special Cautionary Notice Regarding Forward-Looking Statements During the course of this presentation, there may be projections and forward-looking statements regarding events or the future financial performance of ACNB Corporation. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause actual results to differ materially from the anticipated results expressed in these forward-looking statements. ACNB Corporation assumes no duty to update the forward-looking statements made in this presentation.

Bank Failures Source: FDIC Banking Profile

Unprofitable Insured Institutions Source: FDIC Banking Profile

Year-End Comparisons December 31, 2012 Sources: ACNB Form 10-K, FDIC Banking Profile ACNB FDIC Insured Corporation Institutions ROA 0.86% 1.00% ROE 8.91% 8.92% Yield on Loans 4.89% 5.39% Yield on Securities 3.01% 2.37% Cost of Interest Bearing Deposits 0.50% 0.59% Net Interest Margin 3.56% 3.42% Total Overhead Expense (% of Assets) 2.50% 3.04% Efficiency Ratio 60.2% 70.1% Capital – Tier 1 Leverage 8.14% 9.15% Capital – Total Risk-Based 14.07% 15.12% Loans – Net Charge-Offs 0.48% 1.10% Loans – Non-Performing to Total Loans 1.00% 3.60% Cash Dividends/Net Income 50.9% 34.6%

Local Peer Comparisons At Year-End in Millions of Dollars, except Per Share Data Assets Shareholders' Equity Net Income Per Share Cash Dividends ACNB, 2010 $969 $93.7 $8.4 $0.76 Gettysburg 2011 $1,005 $97.5 $8.5 $0.76 2012 $1,050 $101.3 $8.9 $0.76 F & M Trust, 2010 $952 $82.6 $7.6 $1.08 Chambersburg 2011 $990 $87.2 $6.6 $1.08 2012 $1,027 $91.6 $5.4 $0.78 Codorus Valley, 2010 $957 $76.5 $5.2 $0.24 York 2011 $1,012 $93.2 $5.3 $0.33 2012 $1,060 $101.3 $9.0 $0.38 Orrstown, 2010 $1,512 $160.5 $16.6 $0.89 Shippensburg 2011 $1,444 $128.2 ($31.9) $0.69 2012 $1,233 $87.7 ($38.5) $0.00

Total Return Performance Source: SNL Financial LC Period Ending Index 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 ACNB Corporation 100.00 85.94 95.74 122.37 113.54 139.67 NASDAQ Composite 100.00 60.02 87.24 103.08 102.26 120.42 Mid-Atlantic Custom Peer Group* 100.00 78.25 74.51 82.19 82.68 95.49 *Mid-Atlantic Custom Peer Group consists of Mid-Atlantic commercial banks with assets less than $1B as of 9/30/2012. 50 75 100 125 150 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 Index Value ACNB Corporation NASDAQ Composite Mid-Atlantic Custom Peer Group*

David W. Cathell EVP, Treasurer & Chief Financial Officer

Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA) The Federal Deposit Insurance Corporation Improvement Act requires that institutions be classified, based on their risk-based capital ratios into one of five defined categories: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized. Tier 1 Total Risk-Based Leverage Ratio Capital Ratio FDICIA Standard, Greater than or Equal to Greater than or Equal to Well Capitalized 5.0% 10.0% ACNB Bank at 12/31/2012 8.14% 14.07%

Regulation of Bank The Pennsylvania Department of Banking and Securities, which has primary supervisory authority over banks chartered in Pennsylvania, regularly examines banks in such areas as reserves, loans, investments, management practices, and other aspects of operations. The FDIC is the primary federal regulator of state-chartered banks and also regularly examines state-chartered banks for safety and soundness. These examinations are designed for the protection of the subsidiary bank’s depositors rather than ACNB Corporation’s stockholders.

 In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of ACNB Corporation and Subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. ParenteBeard LLC Report on Financial Statements Report of Independent Auditors

Report of Independent Auditors In our opinion, ACNB Corporation and Subsidiaries maintained, in all material respects, effective internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). ParenteBeard LLC Report on Internal Controls

ACNB Corporation Balance Sheet Trends At Year-End in Millions of Dollars

Net Interest Income At Year-End in Millions of Dollars

Stockholders’ Equity At Year-End in Millions of Dollars

Book Value Per Share At Year-End in Dollars

James P. Helt EVP/Banking Services

Total Loans At Year-End in Millions of Dollars

Loan Volume by Segment At Year-End in Millions of Dollars

Allowance for Loan Losses At Year-End as Percentage of Total Loans

Non-Performing Loans At Year-End as Percentage of Total Loans

Other Real Estate Owned At Period-End in Dollars

Net Loan Losses to Total Loans At Year-End as Percentage of Total Loans

Total Deposits At Year-End in Millions of Dollars

Deposit Volume by Segment At Year-End in Millions of Dollars

North Hanover Office Expansion

Lynda L. Glass EVP, Secretary & Chief Governance Officer

Enterprise Risk Management (ERM) “A process, effected by an entity’s board of directors, management and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within its risk appetite, to provide reasonable assurance regarding the achievement of entity objectives.” Committee of Sponsoring Organizations of the Treadway Commission (COSO)

Framework for ERM A process, ongoing and flowing through an entity. Effected by people at every level of an organization. Applied in strategy setting. Applied across the enterprise. Designed to identify potential events affecting the entity and to manage risk within its risk appetite. Able to provide reasonable assurance to an entity’s management and board. Geared to the achievement of objectives.

Fundamental Reasons for ERM To reduce unacceptable performance variability. To align and integrate varying views of risk management. To build the confidence of the investment community and stakeholders. To enhance corporate governance. To successfully respond to a changing business environment. To align strategy and corporate culture.

Infrastructure for ERM Program Active Board and Senior Management Oversight Adequate Policies, Procedures and Limits Adequate Risk Measurement, Monitoring and Management Information Systems Comprehensive Internal Controls

Bank Risk Management Taking and managing risks are fundamental to the business of banking. Generally, risk is the potential that events---planned or unanticipated---may have an adverse impact on bank capital and earnings. A bank director’s major responsibility regarding risk is to provide a management structure that adequately identifies, measures, controls and monitors risk in a cost effective manner to achieve strategic business objectives and profitability.

ACNB Bank Risk Management Team First Vice President & Risk Manager Vice President/Security & Fraud Officer Vice President/Compliance & Community Reinvestment Act Officer Vice President/Bank Secrecy Act, Customer Identification Program & OFAC Officer Vice President/Information Security & Privacy Officer Supervised by Chief Risk Officer Reporting to Board Audit Committee Supplemented by Outsourced Internal Audit and Other Independent Service Providers

Bank Risk Management Team Responsibilities Develops, implements and administers specific risk management programs. Supports business lines and operational functions with risk-related matters. Interacts with regulators and coordinates regulatory examinations.

Categories of Risk Identification Credit Risk Interest Rate and Market Risk Liquidity Risk Transaction and Operational Risk Legal and Compliance Risk Strategic Risk Reputation Risk

ACNB Corporation Risk Factors New Areas of Disclosure in Form 10-K for the Year Ended December 31, 2012 Third-Party Information Security Breaches Capital Requirements Income Taxation

www.acnb.com Investor Relations

Karen B. Arthur FVP & Senior Trust Officer

Trust Assets At Year-End in Millions of Dollars

Trust Fee Income At Year-End in Thousands of Dollars

Trust Fee Income by Segment At Year-End in Thousands of Dollars

New Trust & Investment Services Product NOT A DEPOSIT  NOT FDIC-INSURED  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT GUARANTEED BY THE BANK  MAY GO DOWN IN VALUE $50,000 Minimum Investment Personalized Planning Local Expert Advice Daily Access Low Cost

Frank C. Russell, Jr. President & CEO

Russell Insurance Group Net Income GAAP Basis at Year-End

Russell Insurance Group EPS Earnings Per Share at Year-End

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